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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-48038 of Reliant Resources, Inc. on Form S-1 of our report dated December 6, 2000, on the financial statements of N.V. UNA, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Experts" in such Prospectus.


                                            /s/  DELOITTE & TOUCHE ACCOUNTANTS

Amsterdam, The Netherlands

December 12, 2000